Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”).

a.	Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of intangible assets, tax assets and tax liabilities, warranty costs and stock-based compensation costs. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

The Company’s reporting currency is the U.S. dollar.

The majority of the revenues of the Company’s Cellocator business are generated in U.S. dollars (“USD”) or linked to the USD. In addition, a substantial portion of the Company’s Cellocator business’ costs are incurred in USD. The Company’s management believes that the USD is the primary currency of the economic environment of the Cellocator business and thus its functional currency. Due to the fact that Argentina has been determined to be highly inflationary, The financial statements of Pointer Argentina have been remeasured as if its functional currency was the USD since 1 July 2018.

The majority of revenues generated by the Company’s MRM business are raised in Israeli NIS (“NIS”), or linked to the NIS. In addition, a substantial portion of the Company’s MRM business costs are incurred in NIS. The Company’s management believes that the NIS is the primary currency of the economic environment of the MRM business and thus its functional currency.

For those subsidiaries whose functional currency has been determined to be their local currency (for Pointer Mexico- the Mexican peso; for Pointer Inc. the USD; for Pointer do Brazil Comercial Ltda. the Brazilian Real), assets and liabilities are translated at year-end exchange rates and statement of operations items are translated at average exchange rates prevailing during the year. Such translation adjustments are recorded as a separate component, other comprehensive income (loss), in shareholders’ equity (deficiency).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries.

Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company have been eliminated upon consolidation.

Changes in the parent’s ownership interest in a subsidiary with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses. Losses of partially owned consolidated subsidiaries shall be continued to be allocated to the non-controlling interests even when their investment was already reduced to zero.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the date acquired.

e.	Inventories:

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the “moving average” cost method. Inventory consists of raw materials, work in process and finished products. Inventory write-offs are provided to cover risks arising from slow-moving items, technological obsolescence, excess inventories, and for market prices lower than cost. In 2018, 2017 and 2016, the Company and its subsidiaries wrote-off approximately net amount of $346, $129 and $147, respectively. The net write-offs are included in the cost of revenues.

f.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Installed products	20-33
Computers and electronic equipment	10 - 33 (mainly 33)
Office furniture and equipment	6 - 15
Motor vehicles	15 - 20 (mainly 20)
Network installation	10 - 33
Buildings	6.67
Leasehold improvements	Over the term of the lease, including the option term or the useful lives of the assets, whichever is shorter

g.	Goodwill:

Goodwill reflects the excess of the purchase price of the acquired activities over the fair value of net assets acquired. Pursuant to ASC 350, “Intangibles - Goodwill and Other”, goodwill is not amortized but rather tested for impairment at least annually, at the reporting unit level.

The Company identified several reporting units based on the guidance of ASC 350.

ASC 350 prescribes a two-phase process for the impairment testing of goodwill.

In the evaluation of goodwill for impairment, the Company has the option to perform a qualitative assessment to determine whether further impairment testing is necessary or to perform a quantitative assessment by comparing the fair value of a reporting unit to its carrying amount, including goodwill. Under the qualitative assessment, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. If under the quantitative assessment the fair value of a reporting unit is less than its carrying amount, then the amount of the impairment loss, if any, must be measured under step two of the impairment analysis. In the first phase of impairment testing, goodwill attributable to the reporting units is tested for impairment by comparing the fair value of each reporting unit with its carrying value. If the carrying value of the reporting unit exceeds its fair value, the second phase is then performed. The second phase of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

No impairment losses were identified in 2018, 2017 or 2016.

h.	Identifiable intangible assets:

Intangible assets consist of the following: a brand name, customers’ related intangibles, developed technology and acquired patents. Intangible assets are amortized over their useful life using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up. Intangible assets are stated at amortized cost.

The customers’ related intangibles are amortized over a five to nine year period.

Backlog is amortized over a three-year period.

Non- competition agreement is amortized over a three-year period.

Brand name is amortized over a ten-year period.

Customer related intangibles are amortized based on the accelerated method. For customer related intangibles in respect with the Brazil transaction during 2013 and the transaction during 2016, the Company used the straight line method, the differences from the accelerated method were immaterial.

Other intangibles are amortized based on straight line method over the periods above mentioned.

No impairment losses were identified in 2018, 2017 and 2016.

i.	Impairment of long-lived assets:

The Company’s long lived assets are reviewed for impairment in accordance with ASC 360-10-35, “Property, Plant, and Equipment- Subsequent Measurement” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

No impairment losses were identified in 2018, 2017 and 2016.

j.	Provision for warranty:

The Company and its subsidiaries generally grant an assurance type waaranty of one-year to three-year for their products. The Company and its subsidiaries estimate the costs that may be incurred under its basic limited warranty and records a liability in the amount of such costs at the time which product revenue is recognized. Factors that affect the warranty liability include the number of installed units, historical and anticipated rates of warranty claims and cost per claim. The Company and its subsidiaries periodically assess the adequacy of its recorded warranty liabilities and adjust the amounts as necessary. Changes in the Company’s and its subsidiaries’ product liabilities (which are included in other accounts payable and accrued expenses and other long term liabilities’ captions in the Balance Sheet) during 2018 and 2017 are as follows:

	Year ended December 31,
	2018	2017

Balance, beginning of the year	567	604
Warranties issued during the year	346	468
Settlements made during the year	(118)	(145)
Expirations	(351)	(360)

Balance end of year	444	567

k.	Revenue recognition:

The Company and its subsidiaries generate revenue from subscriber fees for the provision of services and sales of systems and products, mainly in respect of asset management services, fleet management services, stolen vehicle recovery services and other value added services. To a lesser extent, revenues are also derived from technical support services. The Company and its subsidiaries sell the systems primarily through their direct sales force and indirectly through resellers.

Adoption of ASC Topic 606, “Revenue from Contracts with Customers”:

On January 1, 2018, the Company adopted the new guidance on Revenue from Contracts with Customers under Topic 606 using the modified retrospective transition method.

Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting treatment under Topic 605.

The core principle of the standard is for companies to recognize revenue to depict the transfer of control of goods or services to customers in amounts that reflect the consideration (that is, payment) to which the Company expects to be entitled in exchange for those goods or services.

In order to achieve that core principle, the Company applies the following five-step approach: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when a performance obligation is satisfied.

(1)	Identify the contract with a customer:

A contract is an agreement between two or more parties that creates enforceable rights and obligations. In evaluating the contract, the Company analyzes the customer’s intent and ability to pay the amount of promised consideration (credit risk) and considers the probability of collecting substantially all of the consideration.

The Company determines whether collectability is reasonably assured on a customer-by-customer basis pursuant to its credit review policy.

(2)	Identify the performance obligations in the contract:

At a contract’s inception, the Company assesses the goods or services promised in a contract with a customer and identifies the performance obligations.

The main performance obligations are the provisions of the following:

Product, services and NRE.

(3)	Determine the transaction price:

The transaction price is the amount of consideration to which the Company is entitled in exchange for transferring promised goods or services to a customer.

When a contract provides a customer with payment terms of more than a year, the Company considers whether those terms create variability in the transaction price and whether a significant financing component exists.

(4)	Allocate the transaction price to the performance obligations in the contract:

Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. The contract transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The Company does not have any significant extended payments terms.

Some of the contracts have multiple performance obligations, including contracts that combine product with installation and customer support. For contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation using its best estimate of the relative standalone selling price of each distinct good or service in the contract. The primary method used to estimate the relative standalone selling price is expected costs of satisfying a performance obligation and an appropriate margin for that distinct good or service. In assessing whether to allocate variable consideration to a specific part of the contract, the Company considers the nature of the variable payment and whether it relates specifically to its efforts to satisfy a specific part of the contract.

(5)	Recognize revenue when a performance obligation is satisfied:

The Company recognizes revenue when it satisfies a performance obligation by transferring control over a product or service to a customer.

Product revenue is recognized at a point of time when the product have been delivered. The Company recognizes revenue from products when a customer takes possession of the product.

The Company recognizes revenues from services on a straight line over the service contractual period, starting at commencement of the services. Renewals of service contracts create new performance obligations that are satisfied over the term with the revenues recognized ratably over the term.

Products and services may be sold separately or in bundled packages. The typical length of a contract for service is 36 months.

Services including leased devices and installation recognized on a straight line over the service contractual period, starting at commencement of services.

For products sold separately, customers pay in full at a point of sale. For devices sold in bundled packages, customers usually pay monthly in equal installments over the period of 36 months.

Set-up fees are recognized at a point of time upon completion and professional services are recognized over the time on a straight line over the services contractual period. Software as a Service (“SAAS”) revenues are recognized over the time on a straight line over the services’ contractual period. Non-Recurring Engineering (“NRE”) services are recognized over the time based on costs incurred.

The most significant impacts of the standard to the Company relate to the timing of revenue recognition for arrangements involving leasing. The cumulative effect of accounting change recognized was $356 recorded as a decrease to beginning balance of accumulated deficit, and a corresponding increase to prepaid and other current assets and a decrease in other assets.

Refer to the following table for the detailed effect to our consolidated balance sheet upon adoption:

	Balance at December 31, 2017	New Revenue Standard Adjustment	Balance at January 1, 2018

Assets
Prepaid and other current assets	$2,865	$555	$3,420
Other assets	1,116	(199)	917

Shareholders’ Equity
Accumulated Deficit	(69,597)	356	(69,241)

The following tables summarize the impacts of adopting Topic 606 on the Company’s consolidated financial statements for the year ended December 31, 2018:

	Impact of changes in accounting policies Year ended December 31, 2018
	As reported	Adj.	Balances without adoption of Topic 606

Service revenue	52,543	344	52,887
Product revenue	25,243	(268)	24,975
Total revenues	77,786	76	77,862

Cost of revenues	36,778	-	36,778
Research and development expenses	4,707	-	4,707
Selling and marketing expenses	14,560	29	14,589
General and administrative expenses	11,169	-	11,169
Amortization of intangible assets	456	-	456
One time acquisition related costs	300	-	300
Financial expenses	1,133	-	1,133
Income tax expense	1,753	(5)	1,748
Others	3	-	3

Net income	6,927	52	6,979

1.	Contract costs:

The Company pays commissions to sales and marketing and certain management personnel based on their attainment of certain predetermined sales goals. Sales commissions are considered incremental costs of obtaining a contract with a customer and are deferred and amortized.

The Company is required to capitalize and amortize incremental costs of obtaining a contract, such as certain sales commission costs, over the remaining contractual term or over an expected period of benefit, which the Company has determined to be approximately three years.

2.	Disaggregation of revenue:

The following is a description of principal activities separated by reportable segments from which the Company generates its revenue. For more detailed information about reportable segments, see Note 17.

In the following table, revenue is disaggregated by primary geographical market, major product line, and timing of revenue recognition. The table also includes a reconciliation of the disaggregated revenue with the reportable segments:

	Reportable segments results of operations for the year ended December 31, 2018
	Cellocator segment	MRM segment	Elimination	Total

Revenue recognized:

At a point of time	22,137	10,733	(7,627)	25,243
Over a period of time	1,627	51,669	(753)	52,543

	24,764	62,402	(8,380)	77,786

3.	Contract balances:

The following table provides information about contract assets and liabilities:

	Balance at December 31, 2018	Balance at December 31, 2017

Contract assets	$808	$973

Contract liabilities	$267	$313

The contract assets primarily relate to the Company’s rights to consideration for work completed but not billed at the reporting date. The contract assets are transferred to the receivables when the rights become unconditional.

The contract liabilities primarily relate to the advance consideration received from customers, for which transfer if control occurs, and therefore revenue is recognized on completion.

l.	Research and development costs:

Research and development costs are charged to expenses as incurred.

m.	Advertising expenses:

Advertising expenses are charged to the statement of operations as incurred. Advertising expenses for the years ended December 31, 2018, 2017 and 2016 were $1,466, $1,459 and $1,337, respectively.

n.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes”. This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company adopted an amendment to ASC 740, “Income Taxes”. The amendment clarifies the accounting for uncertainties in income taxes by establishing minimum standards for the recognition and measurement of tax positions taken or expected to be taken in a tax return. Under the requirements of ASC 740, the Company must review all of its tax positions and make a determination as to whether its position is more likely than not to be sustained upon examination by regulatory authorities. If a tax position meets the more likely than not standard, then the related tax benefit is measured based on a cumulative probability analysis of the amount that is more-likely-than-not to be realized upon ultimate settlement or disposition of the underlying issue.

In the years ended December 31, 2018, 2017 and 2016, the Company recorded tax expenses in connection to uncertainties in income taxes of $144, $127 and $0 respectively.

o.	Basic and diluted net earnings per share:

Basic and diluted net earnings per share are computed based on the weighted average number of ordinary shares outstanding during the year. Diluted net earnings (loss) per share further include the dilutive effect of stock options outstanding during the year, in accordance with ASC 260, “Earnings Per Share”. Part of the Company’s outstanding stock options and warrants has been excluded from the calculation of the diluted earnings per share because such securities are anti-dilutive. The total weighted average number of the Company’s shares related to the outstanding options and warrants excluded from the calculations of diluted earnings per share was 18,750, 20,125 and 202,000 for the years ended December 31, 2018, 2017 and 2016, respectively.

p.	Accounting for stock-based compensation:

The Company applies ASC 718, “Compensation: Stock Compensation”. In accordance with ASC 718, all grants of employee equity based stock options are recognized in the financial statements based on their grant date fair values. The fair value of graded vesting options, as measured at the date of grant, is charged to expenses, based on the accelerated attribution method over the requisite service period of each of the awards, net of estimated forfeitures.

Effective as of January 1, 2017, the Company adopted Accounting Standards Update 2016-09, “Compensation: Stock Compensation (Topic 718)” (“ASU2016-09”) on a modified, retrospective basis.

Upon adoption of ASU 2016-09, the Company elected to change its accounting policy to account for forfeitures as they occur.

During the years ended December 31, 2018, 2017 and 2016, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $1,198, $380 and $320, respectively.

According to ASC 718, a change in any of the terms or conditions of the Company’s stock options is accounted for as a modification. Therefore, if the terms of an award are modified, the Company calculates incremental compensation costs as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors existing at the modification date. For vested options, the Company recognizes any incremental compensation cost immediately in the period the modification occurs, whereas for unvested options, the Company recognizes, over the new requisite service period, any incremental compensation cost due to the modification and any remaining unrecognized compensation cost for the original award over its term.

q.	Data related to options to purchase the Company shares:

1.	The fair value of the Company’s stock options granted to employees and directors for the years ended December 31, 2018, 2017 and 2016 was estimated using the Black-Scholes option-pricing model, with the following weighted average assumptions:

	Year ended December 31,
	2018	2017	2016

Risk free interest rate	0.78%-2.96%	0.86%-1.39%	0.8%-1.00%
Dividend yield	0%	0%	0%
Expected volatility	40.16%-51.76%	52.25%-57.73%	55.81%-60.84%
Expected term (in years)	4.00-5.50	4.00-5.50	4.00-5.50
Forfeiture rate	0%	0%	2%

The Black-Scholes  option pricing model requires a number of assumptions, of which the most significant are expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements. The expected option term represents the period that the Company’s stock options are expected to be outstanding and was determined for plain vanilla options as the average of the vesting period and the contractual term, based on the simplified method permitted by SAB 107 and extended by SAB 110, in cases that the Company encounters difficulties in making a refind estimate of expected term, due to lack of historical information.

The Company adopted SAB 110 and continues to apply the simplified method until enough historical experience is available to provide a reasonable estimate of the expected term for stock option grants. In a few limited cases, the Company did not use the simplified method in measuring the fair value of modified awards, either when the options were deeply out of the money immediately before the modification or when the Company accelerated the vesting and extended the exercise period after an employee’s resignation. Since in both instances, the entire remaining contractual term of the options was relatively short, we assumed that the expected life to be the entire remaining contractual term.

The risk-free interest rate is based on the yield from U.S. Treasury bill with accordance to the expected term of the options.

The Company has historically not paid dividends and has no foreseeable plans to pay dividends and therefore uses an expected dividend yield of zero in the option pricing model. The Company is required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option forfeitures and record share-based compensation expense only for those awards that are expected to vest.

On October 2, 2017, the Company sold 2,519,544 ordinary shares of Pointer South Africa, representing approximately 12% of Pointer South Africa’s issued and outstanding share capital as of the date thereof, to Ms. Preshnee Moodley, who serves on Pointer South Africa’s Board of Directors, in exchange to its services.

r.	Severance pay:

The liability of the Company and its subsidiaries in Israel for severance pay is calculated pursuant to Israel’s Severance Pay Law 5273-1963 (the “Severance Law”) based on the most recent salary of the employees multiplied by the number of years of employment as of balance sheet date and are presented on an undiscounted basis (the “Shut Down Method”). Employees are entitled to one month’s salary for each year of employment, or a portion thereof. The liability for the Company and its subsidiaries in Israel is fully provided by monthly deposits with insurance policies and by accrual. The value of these policies is recorded as an asset in the Company’s balance sheet.

The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Severance Law or labor agreements. The value of the deposited funds is based on the cash surrendered value of these policies, and includes profits or losses accumulated to balance sheet date.

Some of the Company’s employees are subject to Section 14 of the Severance Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance to the said Section 14, mandating that upon termination of such employees’ employment, all the amounts accrued in their insurance policies shall be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

Severance pay expenses for the years ended December 31, 2018, 2017 and 2016 were $978, $1,037 and $728, respectively.

s.	Concentrations of credit risk:

Financial instruments that potentially subject the Company and its subsidiaries to concentrations of credit risk consist principally of cash and cash equivalents, trade receivables, trade payables and derivatives.

The Company’s cash and cash equivalents are invested primarily in deposits with major banks worldwide, mainly in Israel. Generally, these deposits may be redeemed upon demand and, therefore, bear low risk. Management believes that the financial institutions that hold the Company’s investments have a high credit rating.

The Company’s trade receivables include amounts billed to clients located mainly in Israel, Latin America and Europe. Management periodically evaluates the collectability of its trade receivables to reflect the amounts estimated to be collectible. An allowance is determined in respect to specific debts whose collection, in management’s opinion, is doubtful. In 2018, 2017 and 2016, the Company recorded expenses in respect to such debts in the amount of $539, $802 and $511, respectively. As for major customers, see Note 17d.

Changes in the allowance for doubtful accounts during 2018 and 2017 are as follows:

	Year ended December 31,
	2018	2017

Balance at beginning of the year	1,127	1,281

Deductions during the year	(57)	(992)
Charged to expenses	539	802
Foreign currency translation adjustment	(145)	36

Balance at end of year	1,464	1,127

t.	Fair value measurements:

The following methods and assumptions were used by the Company and its subsidiaries in estimating fair value disclosures for financial instruments:

The carrying amounts reported in the balance sheet for cash and cash equivalents, trade receivables, other accounts receivable, short-term bank credit, trade payables and other accounts payable approximate their fair values due to the short-term maturities of such instruments.

Amounts recorded for long-term loans approximate fair values. The fair value was estimated using discounted cash flow analysis, based on the Company’s incremental borrowing rates for similar type of borrowing arrangements.

The Company accounts for certain assets and liabilities at fair value under ASC 820, “Fair Value Measurements and Disclosures”. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 -	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets;

Level 2 -	Significant other observable inputs based on market data obtained from sources independent of the reporting entity;

Level 3 -	Unobservable inputs which are supported by little or no market activity (for example cash flow modeling inputs based on assumptions).

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company categorized each of its fair value measurements in one of these three levels of hierarchy.

Assets and Liabilities that are measured at Fair Value on a Nonrecurring Basis subsequent to their initial recognition.

During 2018, 2017 and 2016 there were no impairment losses regarding goodwill.

u.	Discontinued operations

Under ASC 205, “Presentation of Financial Statements - Discontinued Operation” when a component of an entity, as defined in ASC 205, has been disposed of or is classified as held for sale, the results of its operations, including the gain or loss on its disposal are classified as discontinued operations and the assets and liabilities of such component are classified as assets and liabilities attributed to discontinued operations; that is, provided that the operations, assets and liabilities and cash flows of the component have been eliminated from the Company’s consolidated operations and the Company will no longer have any significant continuing involvement in the operations of the component.

v.	New accounting pronouncements not yet effective:

1.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2016-02 (Topic 842) “Leases” Topic 842 supersedes the lease requirements in Accounting Standards Codification (ASC) Topic 840, “Leases”. Under Topic 842, lessees are required to recognize assets and liabilities on the balance sheet for leases and provide enhanced disclosures. ASU No. 2016-02 is effective for interim and annual reporting periods beginning after December 15, 2018, early adoption is permitted. In July 2018, the FASB issued amendments in ASU 2018-11, which provide another transition method in addition to the existing transition method, by allowing entities to initially apply the new leases standard at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, and to not apply the new guidance in the comparative periods they present in the financial statements. The Company has elected to apply the standard retrospectively at the beginning of the period of adoption through a cumulative-effect adjustment. The new standard requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. ASC 842 supersedes the previous leases standard, ASC 840, “Leases”. The Company also expects to elect certain relief options offered in ASU 2016-02 including certain available transitional practical expedients. The Company is in the process of implementing changes to the existing systems and processes in conjunction with a review of existing vendor agreements. The Company will adopt Topic 842 effective January 1, 2019. The Company currently anticipates that the adoption of this standard will have a material impact on the consolidated balance sheets. Based on the Company’s current portfolio of leases, approximately $2.5 to 5 million of lease assets and liabilities would be recognized on its balance sheet. The Company continues to assess the potential impacts of the guidance, including normal ongoing business dynamics or potential changes in contracting terms.

2.	In January 2017, the FASB issued ASU 2017-04, “Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment”. ASU 2017-04 was issued to simplify how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Step 2 measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill. The amendments in ASU 2017-04 are effective for fiscal years, and interim periods within those years, beginning after December 15, 2019. The Company is evaluating the potential impact of this pronouncement.

3.	In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 amends the impairment model to utilize an expected loss methodology in place of the currently used incurred loss methodology, which will result in the more timely recognition of losses. ASU 2016-13 also applies to employee benefit plan accounting, with an effective date of the first quarter of fiscal 2022. The Company is currently assessing the impact that adopting this new accounting standard will have on its consolidated balance sheets, statements of operations and cash flows.

4.	In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, which expands the activities that qualify for hedge accounting and simplifies the rules for reporting hedging transactions. The standard will become effective for the Company beginning January 1, 2019. Early adoption is permitted. The Company does not expect that this new guidance will have a material impact on its consolidated financial statements.

w.	Recently issued and adopted proncounments

1.	In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606). Under the new standard, revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flow arising from contracts with customers. The guidance permits two methods of modification: retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (the modified retrospective method). The Company adopted the new standard, effective January 1, 2018, using the modified retrospective method applied to those contracts which were not substantially completed as of the adoption date. Refer to “Revenue Recognition” above for further details.

2.	In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”), which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-18 is effective for the Company from January 1, 2018. This new guidance does not have an impact on the Company’s consolidated financial statements.